NET LEASE AGREEMENT


     THIS LEASE, made and entered effective as of this 9th day of December, 2003, by and between AEI Income & Growth Fund 25 LLC ("Fund 25"), whose corporate managing member is AEI Fund Management XXI, Inc., and AEI Private Net Lease Millennium Fund Limited Partnership ("Millennium Fund"),
whose corporate general partner is AEI Fund Management XVIII, Inc., whose address is 1300 Wells Fargo Place, 30
East Seventh Street, St. Paul, Minnesota 55101 (together, "Lessor")(fax #651 227 7705), and Kona Restaurant Group, Inc., a Delaware corporation, whose address is 20308 Highway 71 West, Suite 5, Spicewood, Texas 78669 ("Lessee") (fax # 512 263 8055);

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Lake Charles, Louisiana and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

     WHEREAS, Lessee as owner contracted for the construction of the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee desires to lease said real property and
Building   (said  real  property  and  Building  hereinafter
referred to as the "Leased Premises"), from Lessor upon the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, Lessor does hereby grant, demise, lease, and let unto Lessee, and Lessee does hereby take and hire from Lessor and does hereby covenant, promise, and agree as follows:

ARTICLE 1.     LEASED PREMISES

     Lessor hereby leases to Lessee, and Lessee leases and takes from Lessor, the Leased Premises subject to the conditions of this Lease.

ARTICLE 2.  TERM

     (A)  The term of this Lease ("Term") shall be Seventeen
(17)  consecutive  "Lease  Years", as  hereinafter  defined,
commencing  on  the  effective  date  first  listed   above,
("Occupancy Date").

     (B) The first "Lease Year" of the Term shall be for a period of twelve (l2) consecutive calendar months from the Occupancy Date. If the Occupancy Date shall be other than the first day of a calendar month, the first "Lease Year" shall be the period from the Occupancy Date to the end of the calendar month of the Occupancy Date, plus the following twelve (l2) calendar months. Each Lease Year after the first Lease Year shall be a successive period of twelve (l2) calendar months.

   (C) The parties agree that once the Occupancy Date has been established, upon the request of either party, a short form or memorandum of this Lease will be executed for recording purposes. That short form or memorandum of this Lease will set forth the actual occupancy and termination dates of the Term and optional Renewal Terms, as defined in
Article 28 hereof, and the existence of any option to extend, and that said option shall terminate when the Lessee shall lose right to possession or this Lease is terminated, whichever occurs first.

ARTICLE 3.  CONSTRUCTION OF IMPROVEMENTS

   (A) Lessee warrants and agrees that the Building has been constructed on the Leased Premises, and all other improvements to the land, including the parking lot, approaches, and service areas, have been constructed in all material respects by Lessee in accordance with the plot, plans, and specifications heretofore submitted to Lessor.

   (B) Lessee warrants that as of the date hereof, the Building and all other improvements to the land do comply with the laws, ordinances, rules, and regulations of all state and local governments.

   (C) Lessee agrees to pay, if not already paid in full, for all architectural fees and actual construction costs, in the past, present or future, which shall include, but not be limited to, plans and specifications, general construction, carpentry, electrical, plumbing, heating, ventilating, air conditioning, decorating, equipment installation, outside lighting, curbing, landscaping, blacktopping, electrical sign hookup, conduit and wiring from building, fencing, and parking curbs, builder's risk insurance (naming Lessor, Lessee, and contractor as co-insured), and all construction bonds for improvements made by or at the direction of Lessee, to the extent incurred or authorized by Lessee.

   (D) Opening for business in the Leased Premises by Lessee shall constitute an acceptance of the Leased Premises and an acknowledgment by Lessee that the premises are in the condition described under this Lease.

ARTICLE 4.  RENT PAYMENTS

   (A)  Annual  Rent  Payable  for  the  first  Lease  Year:
        Lessee shall pay to Lessor an annual Base Rent of $212,750, which amount shall be payable in advance on the first day of each month in equal monthly installments of $8,864.59 to Fund 25 and $8,864,59 to Millennium Fund . If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

   (B) Annual Rent Payable beginning with the Second Lease Year and each Lease Year thereafter shall increase by an amount equal to one Percent (1%) of the Base Rent payable for the immediately prior Lease Year. Such increased Base Rent shall be payable in advance of the first day of each month in equal monthly installments.

   (C) Overdue Payments.

   Lessee shall pay interest on all overdue payments of Rent or other monetary amounts due hereunder at the rate of fifteen percent (15%) per annum or the highest rate allowed by law, whichever is less, accruing beginning five days after written notice to Lessee that Rent or other monetary amounts properly due and payable were not paid.

ARTICLE 5. INSURANCE AND INDEMNITY

   (A) Lessee shall, throughout the Term or Renewal Terms, if any, of this Lease, at its own cost and expense, procure and maintain insurance which covers the Leased Premises and improvements against fire, wind, and storm damage (including flood insurance if the Leased Premises is in a federally designated flood prone area) and such other risks (including earthquake insurance, if the Leased Premises is located in a federally designated earthquake zone or in an ISO high risk earthquake zone) as may be included in the broadest form of extended coverage insurance as may, from time to time, be available in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer within the terms of the applicable policies. In any event, the insurance shall not be less than one hundred percent (100%) of the then insurable value. Additionally, replacement cost endorsements, inflation guard endorsements, vandalism endorsement, malicious mischief endorsement, waiver of subrogation endorsement, waiver of co-insurance or agreed amount endorsement (if available), and Building Ordinance Compliance endorsement and Rent loss endorsements (for a period of one year) must be obtained.

   (B) Lessee agrees to place and maintain throughout the Term or Renewal Terms, if any, of this Lease, at Lessee's own expense, public liability insurance with respect to Lessee's use and occupancy of said premises, including "Dram Shop" or liquor liability insurance, if the same shall be or become available in the State of Louisiana and liquor is sold on the Premises, with initial limits of at least $3,000,000 per occurrence/$5,000,000 general aggregate, or such additional amounts as Lessor shall reasonably require from time to time, upon Lessor's good faith determination that the present insurance coverage is inadequate, such amounts to be consistent with requirements of other Lessor's in similar circumstances.

   (C) Lessee agrees to notify Lessor in writing if Lessee is unable to procure all or some part of the aforesaid insurance. In the event Lessee fails to provide all insurance required under this Lease, Lessor shall have the right, but not the obligation, to procure such insurance on Lessee's behalf. Lessee will then, within five (5) days from receiving written notice, pay Lessor the amount of the premiums due or paid, together with interest thereon at the lesser of 12% per annum or the highest rate allowable by law, which amount shall be considered Rent payable by Lessee in addition to the Rent defined at Article 4 hereof.

   (D)   All   policies  of  insurance   provided   for   or
contemplated by this Article can be under Lessee's blanket insurance coverage and shall name Lessor, Lessor's managing member, corporate general partner and Robert P. Johnson, as the individual special managing member and general partner, respectively, of Lessor, and Lessee as additional named insured, as their respective interests may appear, and shall provide that the policies cannot be canceled, terminated, changed, or modified without thirty (30) days written notice to the parties. In addition, all of such policies shall contain endorsements by the respective insurance companies waiving all rights of subrogation, if any, against Lessor. All insurance companies providing coverages must be rated "A- " or better by Best's Key Rating Guide (the most current edition), or similar quality under a successor guide if Best's Key Rating shall cease to be published. Lessee shall provide Lessor with legible copies of any and all policies on or before the Occupancy Date. No less than fifteen (15) business days prior to expiration of such policies, Lessee shall provide Lessor with legible copies of any and all renewal Certificates of Insurance, if the terms of the Policies have not changed, and copies of such policies if the same have changed. Lessee agrees that it will not settle any property insurance claims affecting the Leased Premises in excess of $100,000 without Lessor's prior
written   consent,  such  consent  not  to  be  unreasonably
withheld or delayed. Lessor shall consent, where Lessor's consent is required hereunder, to any settlement of an insurance claim wherein Lessee shall confirm in writing with evidence reasonably satisfactory to Lessor that Lessee has sufficient funds available to complete the rebuilding of the Premises.

   (E) Lessee shall defend, indemnify, and hold Lessor harmless against any and all claims, damages, and lawsuits arising after the Occupancy Date of this Lease and any orders, decrees or judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person or property or from loss of life sustained in or about the Leased Premises, unless such damage or injury results from the intentional misconduct or the gross negligence of Lessor and Lessee agrees to save Lessor harmless from, and indemnify Lessor against, any and all injury, loss, or damage, of whatever nature, to any person or property caused by, or resulting from any act, omission, or negligence of Lessee or any employee or agent of Lessee. In addition, Lessee hereby releases Lessor from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, unless such fire or other casualty shall be brought about by the intentional misconduct or gross negligence of Lessor.

   (F) Lessor hereby waives any and all rights that it may have to recover from Lessee damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessee; provided, however, that this waiver is limited to those losses for which Lessor is compensated by insurers, if the insurance required by this Lease is maintained. Lessee hereby waives any and all right that it may have to recover from Lessor damages for any loss occurring to the Leased
Premises by reason of any act or omission of Lessor; provided, however, that this waiver is limited to those losses for which Lessee is, or should be if the insurance required herein is maintained, compensated by insurers.

ARTICLE 6.  TAXES, ASSESSMENTS AND UTILITIES

   (A) Lessee shall be liable and agrees to pay the charges for all public utility services rendered or furnished to the Leased Premises, including heat, water, gas, electricity, sewer, sewage treatment facilities and the like, all personal property taxes, real estate taxes, special assessments, and municipal or government charges, general, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, imposed, or assessed against the Leased Premises, or upon any improvements thereon, at any time after the Occupancy Date of this Lease and prior to the expiration of the term hereof, or any Renewal Term, if exercised.

   (B) Lessee shall pay all real estate taxes, assessments for public improvements or benefits, and other governmental impositions, duties, and charges of every kind and nature whatsoever which shall or may, during the term of this Lease, be charged, laid, levied, assessed, or imposed upon, or become a lien or liens upon the Leased Premises or any part thereof or upon the Rents payable hereunder (expressly excluding general income taxes, inheritance taxes and estate taxes imposed upon Lessor). Such payments shall be considered as Rent paid by Lessee in addition to the Rent defined at Article 4 hereof. If due to a change in the method of taxation, a franchise tax or Rent tax (expressly excluding general income taxes, inheritance taxes and estate taxes imposed upon Lessor) shall be levied against Lessor in substitution for or in lieu of any tax which would otherwise constitute a real estate tax, such tax shall be deemed a real estate tax for the purposes herein and shall be paid by Lessee

   (C) All real estate taxes, assessments for public improvements or benefits, water rates and charges, sewer rents, and other governmental impositions, duties, and charges which shall become payable for the first and last tax years of the term hereof shall be apportioned pro rata between Lessor and Lessee in accordance with the respective number of months during which each party shall be in possession of the Leased Premises in said respective tax years. For the purposes of this provision, all personal property taxes, real estate taxes and special assessments shall be deemed to have been assessed in the year that each payment or any installment thereof is due.

   (D) Lessee shall have the right to contest or review by legal proceedings or in such other manner as may be legal (which, if instituted, shall be conducted solely at Lessee's own expense) any tax, assessment for public improvements or benefits, or other governmental imposition aforementioned, upon condition that, before instituting such proceeding Lessee shall either (i) pay (under protest) such tax or assessments for public improvements or benefits, or other governmental imposition, duties and charges aforementioned, or (ii) post with Lessor alternative security satisfactory to Lessor, not to exceed 150% of the amount contested and the potential penalties and interest thereon. All such proceedings shall be begun as soon as reasonably possible after the imposition or assessment of any contested items and shall be prosecuted to final adjudication with reasonable dispatch. In the event of any reduction, cancellation, or discharge, Lessee shall pay the amount that shall be finally levied or assessed against the Leased Premises or adjudicated to be due and payable, and, if there shall be any refund payable by the governmental authority with respect thereto, if Lessee has paid the expenses of Lessor, if any, in such proceeding, Lessee shall be entitled to receive and retain the same, subject, however, to apportionment as provided during the first and last years of the term of this Lease.

   (E) Lessor, within sixty (60) days after notice to Lessee if Lessee fails to commence such proceedings, may, but shall not be obligated to, contest or review by legal proceedings, or in such other manner as may be legal, and at Lessor's own expense, any tax, assessments for public improvements and benefits, or other governmental imposition aforementioned, which shall not be contested or reviewed, as aforesaid, by Lessee, and unless Lessee shall promptly join with Lessor in such contest or review, Lessor shall be entitled to receive and retain any refund payable by the governmental authority with respect thereto.

   (F) Lessor shall not be required to join in any proceeding referred to in this Article, unless in Lessee's reasonable opinion, the provisions of any law, rule, or regulation at the time in effect shall require that such a proceeding be brought by and/or in the name of Lessor, in which event Lessor shall upon written request, join in such proceedings or permit the same to be brought in its name, all at no cost or expense to Lessor.

ARTICLE 7.  PROHIBITION ON ASSIGNMENTS AND SUBLETTING; TAKE-
            BACK RIGHTS

   (A) Except as otherwise expressly provided in this Article, Lessee shall not, without obtaining the prior written consent of Lessor, in each instance:

        1. assign or otherwise transfer this Lease, or any part of Lessee's right, title or interest therein (except by devise or bequest upon the death of a shareholder, but in such event, such recipient shall be bound by the provisions of this Article);

        2. sublet all or any part of the Leased Premises or allow all or any part of the Leased Premises to be used or occupied by any other Persons (herein defined as a Party other than Lessee, be it a corporation, a partnership, an individual or other entity); or

        3. mortgage, pledge or otherwise encumber this Lease, or the Leased Premises.

   (B) For the purposes of this Article:

        1. the transfer of voting control of any class of capital stock of any corporate Lessee or sublessee, or the transfer voting control of the total interest in any other person which is a Lessee or sublessee, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or of such sublease, as the case may be (provided, however, transfers by bequest or devise due to the death of a shareholder shall not trigger the application of these provisions, provided Lessor is given notice of such transfer
            immediately   after  the  disposition   of   the
            decedent's estate);

        2.  an  agreement by any other Person,  directly  or
            indirectly,   to  assume  Lessee's   obligations
            under this Lease shall be deemed an assignment;

        3.  any  Person to whom Lessee's interest under this
            Lease  passes by operation of law, or otherwise,
            shall  be  bound  by  the  provisions  of   this
            Article;

        4. each modification, amendment or extension or any sublease to which Lessor has previously consented shall be deemed a new sublease; and

        5. Lessee shall present the signed consent to such assignment and/or subletting from any guarantors of this Lease, such consent to be in form and substance satisfactory to Lessor.

   Lessee agrees to furnish to Lessor upon demand at any time such information and assurances as Lessor may reasonably request that neither Lessee, nor any previously permitted sublessee, has violated the provisions of this Article.

   (C) If Lessee agrees to assign this Lease or to sublet all or any portion of the Leased Premises, Lessee shall, prior to the effective date thereof (the "Effective Date"), deliver to Lessor copies of any such proposed agreement and of all ancillary agreements with the proposed assignee or sublessee, as applicable. If Lessor in its sole discretion (except as otherwise specifically limited herein in paragraph (E) below) shall not have consented to a proposed sublease or assignment, and Lessee shall attempt to effect such transfer without Lessor's consent or in spite of Lessor's decision to not consent to such transfer, Lessor shall then have all of the following rights, any of which Lessor may exercise by written notice to Lessee given within thirty (30) days after Lessor receives the aforementioned documents:

        1. with respect to a proposed assignment of this Lease, the right to terminate this Lease on the Effective Date as if it were the Expiration
            Date of this Lease;

        2. with respect to a proposed subletting of the entire Leased Premises, the right to terminate this Lease on the Effective Date as if it were the Expiration Date; or

        3. with respect to a proposed subletting of less than the entire Leased Premises, the right to terminate this Lease as to the portion of the Leased Premises affected by such subletting on the Effective Date, as if it were the Expiration Date, in which case Lessee shall promptly execute and deliver to Lessor an appropriate modification of this Lease in form satisfactory to Lessor in all respects.

        4.  with   respect  to  a  proposed  subletting   or
            proposed  assignment of this Lease, impose  such
            conditions  upon  Lessor's  consent  as   Lessor
            shall determine in its sole discretion.

   (D)  If Lessor exercises any of its options under Article
        7(C) above, (and if Lessor shall impose conditions upon its consent and Lessee shall fail to meet any conditions Lessor may impose upon its consent), Lessor may then lease the Leased Premises or any portion thereof to Lessee's proposed assignee or sublessee, as the case may be, without liability whatsoever to Lessee.

   (E) Notwithstanding the provisions of this Article 7 above, or any other provisions of this Lease to the contrary, Lessee shall have the right to assign this Lease, or sublet the Leased Premises or any portion thereof, without the consent of, but with prior written notice to Lessor, to any corporation (a) with which Lessee may merge or consolidate (provided Lessee is the surviving entity and such transaction does not involve directly or indirectly, along with all other transfers, issuance's, or sales, a transfer, issuance or sale of a majority of the voting stock of Lessee), or (b) which is on the date hereof a parent or which is a subsidiary of Lessee; provided, that said assignee assumes, in full, the obligations of Lessee under this Lease and Lessee and Guarantors remains primarily liable under this Lease; and further, if the County or the City where the Leased Premises are situate become a `dry' county or city, Lessee may, without the consent of, but with notice to Lessor, sublet the portion of the Leased Premises relating to the bar area and the sale of alcohol to any Louisiana non-profit corporation or association of persons wishing to organize a private club under appropriate Louisiana statutes and such corporation or association may jointly occupy the Leased Premises under a sublease from Lessee and Lessee may enter into a management agreement with such corporation or association without further approval from Lessor. In addition, notwithstanding the provisions of this Article 7 above or any other provisions of this Lease to the contrary, the following transfers or issuances of shares of capital stock of Lessee shall not constitute an assignment of this Lease or require the consent of Lessor under this Article 7: (i) the issuance and sale of shares of capital stock of Lessee in connection with a public offering of such stock (provided such issuance and sale does not involve the issuance, sale, or transfer of a majority of the voting stock of Lessee); (ii) the transfer of outstanding shares to a parent which is a parent on the date hereof or a subsidiary of Lessee, provided such entity is or becomes a guarantor of this Lease; (iii) the acquisition by Creed L. Ford III or Norman J. Abdallah of additional shares of capital stock from each other, from other shareholders, or as a result of new issuances of capital stock of Lessee; or
        (iv) the transfer of shares of capital stock by Creed L. Ford or Norman J. Abdallah to family trusts, family partnerships, or similar vehicles set up for either of their benefit or for the benefit of any family member, or the transfer by them of shares of capital stock to any corporation, partnership, limited liability company, or other entity in which they individually, or in the aggregate, own at least a majority of the ownership interests.

ARTICLE 8.  REPAIRS AND MAINTENANCE

   (A) Lessee covenants and agrees to keep and maintain in good order, condition and repair the interior and exterior of the Leased Premises during the term of the Lease, or any renewal terms, and further agrees that Lessor shall be under no obligation to make any repairs or perform any maintenance to the Leased Premises. Lessee covenants and agrees that it shall be responsible for all repairs, alterations, replacements, or maintenance of, including but without limitation to or of: The interior and exterior portions of all doors; door checks and operators; windows; plate glass; plumbing; water and sewage facilities; fixtures; electrical equipment; interior walls; ceilings; signs; roof; structure; interior building appliances and similar equipment; heating and air conditioning equipment; and any equipment owned by Lessor and leased to Lessee hereunder, as itemized on Exhibit B attached hereto and incorporated herein by reference, if any; and further agrees to replace any of said equipment when necessary. Lessee further agrees to be responsible for, at its own expense, snow removal, lawn maintenance, landscaping, maintenance of the parking lot (including parking lines, seal coating, and blacktop surfacing), and other similar items.

   (B) If Lessee refuses or neglects to commence or complete repairs promptly and adequately, Lessor may cause such repairs to be made, but shall not be required to do so, and Lessee shall pay the cost thereof to Lessor upon demand. It is understood that Lessee shall pay all expenses and maintenance and repair during the term of this Lease. If Lessee is not then in default hereunder, Lessee shall have the right to make repairs and improvements to the Leased Premises without the consent of Lessor if such repairs and improvements do not exceed One Hundred Thousand Dollars ($100,000.00), provided such repairs or improvements do not affect the structural integrity of the Leased Premises. Any repairs or improvements in excess of One Hundred Thousand Dollars ($100,000.00) or affecting the structural integrity of the Leased Premises may be done only with the prior written consent of Lessor, such consent not to be unreasonably withheld or delayed. All alterations and additions to the Leased Premises shall be made in accordance with all applicable laws and shall remain for the benefit of Lessor. In the event of making such alterations as herein provided, Lessee further agrees to indemnify and save harmless Lessor from all expense, liens, claims or damages to either persons or property or the Leased Premises which may arise out of or result from the undertaking or making of said repairs, improvements, alterations or additions, or Lessee's failure to make said repairs, improvements, alterations or additions.

ARTICLE 9.  COMPLIANCE WITH LAWS AND REGULATIONS

   Lessee will comply with all statutes, ordinances, rules, orders, regulations and requirements of all federal, state, city and local governments, and with all rules, orders and regulations of the applicable Board of Fire Underwriters that affect the use of the improvements. Lessee will comply with all easements, restrictions, and covenants of record against or affecting the Leased Premises and any franchise agreements required for operation of the Leased Premises in accordance with Article 14 hereof.

ARTICLE l0.  SIGNS

   Lessee shall have the right to install and maintain a sign or signs advertising Lessee's business, provided that the signs conform to law, and further provided that the sign or signs conform specifically to the written requirements of the appropriate governmental authorities.

ARTICLE 11.  SUBORDINATION

   (A) Lessor reserves the right and privilege to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Lessor's interest in the Leased Premises and on the land and buildings of which said premises are a part, or upon any buildings hereafter placed upon the land of which the Leased Premises are a part, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement, such form to be consistent with other such forms used by commercial mortgagees in the industry. Lessor also reserves the right and privilege to subject and subordinate this Lease at all times to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations, and replacements thereof, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement, such form to be consistent with other such forms used by commercial mortgagees in the industry.

   (B) Lessee covenants and agrees to execute and deliver, upon demand, such further commercially reasonable instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Lessor and any proposed mortgagee or proposed mortgagees, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement, such form to be consistent with other such forms used by commercial mortgagees in the industry .



ARTICLE l2.  CONDEMNATION OR EMINENT DOMAIN

   (A) If the whole of the Leased Premises are taken by any public authority under the power of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate upon the date possession is surrendered, and Rent shall be paid up to that day. If any part of the Leased Premises shall be so taken as to render the remainder thereof materially unusable in the opinion of a licensed third party contractor or architect selected by Lessee and approved by Lessor, for the purposes for which the Leased Premises were leased, then Lessee shall have the right to terminate this Lease on thirty (30) days notice to the Lessor given within ninety (90) days after the date of such taking. In the event that this Lease shall terminate or be terminated, the Rent shall be paid up to the day that possession was surrendered.

   (B) If any part of the Leased Premises shall be so taken such that it does not render the remainder thereof materially unusable for the purposes for which the Leased Premises were leased, in the opinion of a licensed third party contractor or architect selected by Lessee and approved by Lessor, then Lessee shall, with the use of all of the condemnation proceeds (to be made available by Lessor, immediately if such proceeds are less than $100,000, or if in excess of $100,000, under a commercially reasonable construction draw procedure in payment of invoices for work performed submitted by Lessee or its contractors) but otherwise at Lessee's own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased. Provided, however, Lessee may elect to replace the Leased Premises with a different restaurant concept, subject to Lessor's prior written approval, which approval shall not be unreasonably withheld or delayed, and further that Lessee shall not be required (unless Lessee so elects) to repair or restore the Leased Premises if the Term or any Renewal Term shall expire within two years of such partial taking. Lessee shall notify Lessor of Lessee's election to not so restore or repair the Leased Premises after such a partial taking within 60 days of notice of such taking. If Lessee elects to not make such repair or restoration, this Lease shall terminate upon Lessor's receipt of Lessee's notice of termination. Otherwise, if Lessee so elects or is required to repair or restore the Leased Premises, Lessee shall make all repairs to the building in which the Leased Premises is located to the extent necessary to constitute the building a complete architectural unit. Provided, however, that such work shall not exceed the scope of the work required to be done by Lessee in originally constructing such building unless Lessee shall demonstrate to Lessor's reasonable satisfaction the availability of funds to complete such work. Provided, further, the cost thereof to Lessor shall not exceed the proceeds of its condemnation award, all to be done without any adjustments in Rent to be paid by Lessee, except as follows: any condemnation proceeds remaining after the completion of the repair or restoration of the Leased Premises shall be paid to Lessor. This lease shall be deemed amended to reflect the taking in the legal description of the Leased Premises.

   (C) All compensation awarded or paid upon such total or partial taking of the Leased Premises shall belong to and be the property of Lessor without any participation by Lessee, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises herein leased. Nothing contained herein shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority in such proceedings for: Loss of business; interruption of business; moving expenses; damage to or loss of value or cost of removal of inventory, trade fixtures, furniture, and other personal property belonging to Lessee; provided, however, that no such claim shall diminish or otherwise adversely affect Lessor's award or the award of any fee mortgagee.

ARTICLE l3.  RIGHT TO INSPECT

   Lessor reserves the right to enter upon, inspect and examine the Leased Premises at any time during business hours, after reasonable notice to Lessee, and Lessee agrees to allow Lessor free access to the Leased Premises to show the premises. Upon default by Lessee or at any time within one hundred eighty (180) days of the expiration or termination of the Lease, Lessee agrees to allow Lessor to then place "For Sale" or "For Rent" signs on the Leased Premises.

ARTICLE l4.  EXCLUSIVE USE

   After the Occupancy Date, Lessee expressly agrees and warrants that the Leased Premises will be used exclusively as a Johnny Carino's Country Italian Restaurant (or any derivative of such name as Lessee may use) or, after obtaining Lessor's prior written consent, such consent not to be unreasonably withheld or delayed, other casual dining sit-down restaurant. Lessee acknowledges and agrees that any other use without the prior written consent of Lessor will constitute a default under and a violation and breach of this Lease. Lessee agrees: To open for business on the first day in respect of which Rent is payable; to operate all of the Leased Premises during the Term or Renewal Terms during regular and customary hours for businesses similar to the permitted exclusive use stated herein, unless prevented from doing so by causes beyond Lessee's control; and to conduct its business in a prudent and reputable manner.

ARTICLE l5.  DESTRUCTION OF PREMISES

   If, during the term of this Lease, the Leased Premises are totally or partially destroyed by fire or other elements, within a reasonable time (but in no event longer than one hundred eighty (180) days and subject to the provisions herein below), Lessee shall repair and restore the improvements so damaged or destroyed as nearly as may be practical to their condition immediately prior to such casualty. All rents payable by Lessee shall be abated during the period of repair and restoration to the extent that Lessor shall be compensated by the proceeds of the rent loss insurance required to be maintained by Lessee hereunder.

   Provided Lessee is not in default hereunder (and retains according to the terms hereof the right to rebuild), then with the Lessor's prior written consent (if the repairs will exceed the amounts set forth in Article 8(B)), which consent shall not be unreasonably withheld or delayed, Lessee shall have the right to promptly and in good faith settle and adjust any claim under such insurance policies with the insurance company or companies on the amounts to be paid upon the loss. The insurance proceeds shall be used to reimburse Lessee for the cost of rebuilding or restoration of the Leased Premises. The Leased Premises shall be so restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. Provided, however, Lessee may elect to replace the Leased Premises with a different restaurant concept subject to Lessor's prior written approval, which approval shall not be unreasonably withheld or delayed. If the insurance proceeds are less than One Hundred Thousand Dollars ($100,000), they shall be paid to Lessee for such repair and restoration. If the insurance proceeds are greater than or equal to One Hundred Thousand Dollars ($100,000), they shall be deposited by Lessee and Lessor into a customary construction escrow at a nationally recognized title insurance company, or at Lessee's option, with Lessor ("Escrowee") and shall be made available from time to time to Lessee for such repair and restoration.
Such proceeds shall be disbursed in conformity with the terms and conditions of a commercially reasonable construction loan agreement. Lessee shall, in either instance, deliver to Lessor or Escrowee (as the case may be) satisfactory evidence of the estimated cost of completion together with such architect's certificates, waivers of lien, contractor's sworn statements and other evidence of cost and of payments as the Lessor or Escrowee may reasonably require and approve. If the estimated cost of the work exceeds Twenty-Five Percent (25%) of the original cost to Lessor to acquire its interest in the Lease Premises from Lessee, all plans and specifications for such rebuilding or restoration shall be subject to the reasonable approval of Lessor.

   Any insurance proceeds remaining with Escrowee after the completion of the repair or restoration shall be paid to Lessor.

   If the proceeds from the insurance are insufficient, after review of the bids for completion of such improvements, or should become insufficient during the course of construction, to pay for the total cost of repair or restoration, Lessee shall, prior to commencement of work, demonstrate to Escrowee and Lessor's reasonable satisfaction, the availability of such funds necessary to complete construction and Lessee shall deposit the same with Escrowee for disbursement under the construction escrow agreement. Provided, further, that should the Leased Premises be damaged or destroyed to the extent of fifty (50%) percent of its value or such that Lessee cannot carry on business as a casual dining restaurant without (in Lessor's reasonable opinion) being closed for more than sixty (60) days (which duration of closure may be established by Lessee by the affidavit of an independent third party contractor as to the estimated time of repair) during the last two years of the remaining term of this Lease or any of the option terms of this Lease, if any further options to renew remain, Lessee may elect within 30 days of such damage, to then exercise at least one (1) option to renew this Lease so that the remaining term of the Lease is not less than five (5) years in order to be entitled to such insurance proceeds for restoration or rebuilding. Absent such election, this Lease shall terminate upon Lessor's receipt of the insurance proceeds in the amount estimated to restore or rebuild the Leased Premises.

ARTICLE l6.  ACTS OF DEFAULT

   (A) Each of the following shall be deemed a default by Lessee and a breach of this Lease:

        1. Failure to pay the Rent or any monetary obligation herein reserved, or any part thereof when the same shall be due and payable. Interest and late charges for failure to pay Rent when due shall accrue if Lessee shall fail to make payment within five days after notice to Lessee that Rent has not been paid. Lessee shall be granted five days after written notice to cure such failure to pay the Rent or any other monetary obligation herein reserved.

        2. Failure to do, observe, keep and perform any of the other terms, covenants, conditions, agreements and provisions in this Lease to be done, observed, kept and performed by Lessee; provided, however, that Lessee shall have
            Thirty  (30)  days  after  written  notice  from
            Lessor within which to cure such default, or such longer time as may be reasonably necessary if such default cannot reasonably be cured within Thirty (30) days, if Lessee is diligently pursuing a course of conduct that in Lessor's reasonable opinion is capable of curing such default, but in any event such longer time shall not exceed 90 days after written notice from Lessor of the default hereunder.

        3. The abandonment of the premises by Lessee, the adjudication of Lessee as a bankrupt, the making by Lessee of a general assignment for the benefit of creditors, the taking by Lessee of the benefit of any insolvency act or law, the appointment of a permanent receiver or trustee in bankruptcy for Lessee property, or the appointment of a temporary receiver which is not vacated or set aside within sixty (60) days from the date of such appointment.

ARTICLE l7.  TERMINATION FOR DEFAULT

   In the event of any uncured default by Lessee and at any time thereafter, Lessor may serve a written notice upon Lessee that Lessor elects to terminate this Lease. This Lease shall then terminate on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted, provided, however, that Lessee shall have continuing liability for future rents for the remainder of the original term and any exercised renewal term as set forth in Article 19, notwithstanding any earlier termination of the Lease hereunder, preserving unto Lessor the benefit of its bargained-for rental payments.




ARTICLE l8.  LESSOR'S RIGHT OF RE-ENTRY

   In the event that this Lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, or in the event of an uncured default hereunder by Lessee, or in the event that the premises or any part thereof, shall be abandoned by Lessee, then Lessor or its agents, servants or representatives, may immediately or at any time thereafter, re-enter and resume possession of the premises or any part thereof, and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding at law, or by force or otherwise without being liable for any damages therefor.

ARTICLE l9.  LESSEE'S CONTINUING LIABILITY

   (A) Should Lessor elect to re-enter as provided in this Lease or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either (i) terminate this Lease or (ii) it may from time to time, without terminating the contractual obligation of Lessee to pay Rent under this Lease, make such alterations and repairs as may be necessary to relet the Leased Premises or any part thereof for such Term or Renewal Terms, at such Rent or Rents, and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Termination of Lessee's right to possession by Court Order shall be sufficient evidence of the termination of Lessee's possessory rights under this Lease, and the filing of such an Order shall be notice of the termination of Lessee's Option to Purchase as set forth in any Memorandum of Lease of record.

   (B) Upon each such reletting, without termination of the contractual obligation of Lessee to pay Rent under this Lease, all rents received by Lessor from such reletting shall be applied as follows:

        1. First, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor;

        2. Second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs;

        3. Third, to the payment of Rent and other monetary obligations due and unpaid hereunder;

        4. Finally, the residue, if any, shall be held by Lessor and applied in payment of future Rent as the same may become due and payable hereunder.

If such rents received from such reletting during any month are less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of such Leased Premises by Lessor shall be construed as an election on its part to terminate Lessee's contractual obligations under this Lease respecting the payment of rent and obligations for the costs of repair and maintenance unless a written notice of such intention be given to Lessee.

   (C)    Notwithstanding   any   such   reletting   without
termination, Lessor may at any time thereafter elect to terminate this Lease for any breach.

   (D) In addition to any other remedies Lessor may have with this Article 19, Lessor may recover from Lessee all damages it may incur by reason of any breach, including:
The cost of recovering and reletting the Leased Premises; reasonable attorney's fees; and, the present value (discounted at a rate of 10% per annum) of the excess of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the Term over the then reasonable rent value of the Leased Premises (or the actual rents receivable by Lessor, if relet) for the remainder of the Term, all of which amounts shall be immediately due and payable from Lessee to Lessor in full. In the event that the rent obtained from such alternative or substitute tenant is more than the Rent which Lessee is obligated to pay under this Lease, then such excess shall be paid to Lessor provided that Lessor shall credit such excess against the outstanding obligations of Lessee due pursuant hereto, if any.

   (E) It is the object and purpose of this Article 19 that Lessor shall be kept whole and shall suffer no damage by way of non-payment of Rent or by way of diminution in Rent. Lessee waives and will waive all rights to trial by jury in any summary proceedings or in any action brought to recover Rent herein that may hereafter be instituted by Lessor against Lessee in respect to the Leased Premises. Lessee hereby waives any rights of re-entry it may have or any rights of redemption or rights to redeem this Lease upon a termination of this Lease.

ARTICLE 20.  PERSONALTY, FIXTURES AND EQUIPMENT

(A) All building fixtures, building machinery, and building equipment used in connection with the operation of the Leased Premises including, but not limited to, heating, electrical wiring, lighting, ventilating, plumbing, air conditioning systems, and the equipment owned by Lessor and leased to Lessee hereunder as specifically set forth on
Exhibit B attached hereto and incorporated herein by reference shall be the property of Lessor. All trade fixtures and all other fixtures and articles of personal property owned by Lessee shall remain the property of Lessee. Lessor hereby acknowledges and agrees that it has no contractual lien, and hereby waives any statutory landlord's lien that Lessor might have, on the property of Lessee.

   (B) Lessee shall furnish and pay for any and all equipment, furniture, trade fixtures, and signs, except for such items, if any, described in Article 20(A) above, as owned by Lessor.

   (C) At the end of the term of this Lease, the property described at Article 20(B) above, after written notice to Lessor given at least ten (10) days prior thereto, may be removed from the Leased Premises by Lessee regardless of whether or not such property is attached to the Leased Premises so as to constitute a "fixture" within the meaning of the law; however, all damages and repairs to the Leased Premises which may be caused by the removal of such property shall be paid for by Lessee.

ARTICLE 2l.  LIENS

   Lessee shall not do or cause anything to be done whereby the Leased Premises may be encumbered by any mechanic's or other liens. Whenever and as often as any mechanic's or other lien is filed against said Leased Premises purporting to be for labor or materials furnished or to be furnished to Lessee, Lessee shall remove the lien of record by payment or by bonding with a surety company authorized to do business in the state in which the property is located, within twenty
(20) days from the date of the filing of said mechanic's or other lien and delivery of notice thereof to Lessee of Lessee's obligation under this Lease. Should Lessee fail to take the foregoing steps within said twenty (20) day period, Lessor shall have the right, among other things, to pay said lien without inquiring into the validity thereof, and Lessee shall forthwith reimburse Lessor for the total expense incurred by it in discharging said lien as additional Rent hereunder.

ARTICLE 22.  NO WAIVER BY LESSOR EXCEPT IN WRITING

   No agreement to accept a surrender of the Leased Premises or termination of this Lease shall be valid unless in writing signed by Lessor. The delivery of keys to any employee of Lessor or Lessor's agents shall not operate as a termination of the Lease or a surrender of the premises. The failure of Lessor to seek redress for violation of any rule or regulation, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. Neither payment by Lessee or receipt by Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent. Nor shall any endorsement or statement on any check nor any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or pursue any other remedy provided in this Lease. This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change it, modify it or discharge it, in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.

ARTICLE 23.  QUIET ENJOYMENT

   Lessor covenants that Lessee, upon paying the Rent set forth in Article 4 and all other sums herein reserved as Rent and upon the due performance of all the terms, covenants, conditions and agreements herein contained on Lessee's part to be kept and performed, shall have, hold and enjoy the Leased Premises free from molestation, eviction, or disturbance by Lessor, or by any other person or persons lawfully claiming the same, and that Lessor has good right to make this Lease for the full term granted, including renewal periods.

ARTICLE 24.  BREACH - PAYMENT OF COSTS AND ATTORNEYS' FEES

   Each party agrees to pay and discharge all reasonable costs, and actual attorneys' fees, including but not limited to attorney's fees incurred at the trial level and in any appellate or bankruptcy proceeding, and expenses that shall be incurred by the prevailing party in enforcing the covenants, conditions and terms of this Lease or defending against an alleged breach, including the costs of reletting. Such costs, attorney's fees, and expenses if incurred by Lessor shall be considered as Rent as due and owing in addition to any Rent defined in Article 4 hereof.

ARTICLE 25.  ESTOPPEL CERTIFICATES

   Either party to this Lease will, at any time, upon not less than ten (l0) days prior request by the other party, execute, acknowledge and deliver to the requesting party a statement in writing, executed by an executive officer of such party, certifying that: (a) this Lease is unmodified (or if modified then disclosure of such modification shall be made); (b) this Lease is in full force and effect; (c) the date to which the Rent and other charges have been paid; and (d) to the knowledge of the signer of such certificate that the other party is not in default in the performance of any covenant, agreement or condition contained in this
Lease, or if a default does exist, specifying each such default of which the signer may have knowledge. It is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or any assignee of such mortgagee or a purchaser of the leasehold estate.

ARTICLE 26.  FINANCIAL STATEMENTS

   During the term of this Lease, Lessee will, within one hundred twenty (120) days after the end of Lessee's fiscal year, furnish Lessor with Lessee's financial statements (in SEC Form 10-K, if available). The financial statements shall be prepared in conformity with generally accepted accounting principles (GAAP) and shall be certified as true and correct by the chief financial officer or other authorized officer of Lessee. Lessee shall also provide Lessor with financial statements for the Leased Premises within 120 days after the end of each Lease Year. The financial statements for the Leased Premises do not need to be prepared by an independent certified public accountant, but shall be certified as true and correct by the chief financial officer or other authorized officer of Lessee. Additionally, during the term of the Lease, Lessee will within forty-five (45) days from the end of each quarter of each fiscal year, furnish Lessor with Lessee's financial statements (in SEC Form 10-Q if available) and financial statements of the Leased Premises for such quarter. Lessor shall have the right to require such financial statements for the Lessee and the Leased Premises on a monthly basis after the occurrence of a default in any Lease Year. Provided, however, if Lessee shall not commit a default for twelve consecutive months, Lessor's right to require such monthly financial statements shall terminate until Lessee shall again commit a default in any given Lease Year. Said quarterly (or monthly, if required by Lessor) financial statements do not need to be prepared by an independent certified public accountant, but shall be certified as true and correct by the chief financial officer or other authorized officer of Lessee. The financial statements shall conform to GAAP, and include a balance sheet and related statements of operations, statement of cash flows, statement of changes in shareholder's equity, and related notes to financial statements, if any.

ARTICLE 27.  MORTGAGE

   Lessee does hereby agree to make reasonable modifications of this Lease requested by any Mortgagee of record from time to time provided such modifications are not substantial and do not increase any of the Rents or materially modify any of the elements of this Lease.

ARTICLE 28.  OPTION TO RENEW

   If this Lease is not previously canceled or terminated and if Lessee is not then in default, then Lessee shall have the option to renew this Lease upon the same conditions and covenants contained in this Lease for Three (3) consecutive periods of Five (5) years each (singularly "Renewal Term"). Rent during each Lease Year of any Renewal Term shall increase by 1% of the Rent payable for the preceding Lease Year.

   The first Renewal Term will commence on the day following the date the original Term expires and successive Renewal Terms will commence on the day of following the last day of the then expiring Renewal Term. Lessee must give one hundred twenty (l20) days written notice to Lessor of its intent to exercise this option prior to the expiration of the original Term of this Lease or any Renewal Term, as the case may be.

ARTICLE 29.  MISCELLANEOUS PROVISIONS

(A) All notices, consents, approvals, or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon
     (a) receipt, if hand delivered, (b) confirmed transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United State Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified on the first page hereof.

(B) The terms, conditions and covenants contained in this Lease and any riders and plans attached hereto shall bind and inure to the benefit of Lessor and Lessee and their respective successors, heirs, legal representatives, and assigns.

(B) This Lease shall be governed by and construed under the laws of the State where the Leased Premises are situate.

(D) In the event that any provision of this Lease shall be held invalid or unenforceable, no other provisions of this Lease shall be affected by such holding, and all of the remaining provisions of this Lease shall continue in full force and effect pursuant to the terms hereof.

(E)  The  Article captions are inserted only for convenience and  reference, and are not intended, in  any  way,  to
     define,   limit,  describe  the  scope,   intent,   and
     language of this Lease or its provisions.

(F) In the event Lessee remains in possession of the premises herein leased after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying said premises as a tenant from month-to-month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy except that the monthly installment of Rent shall be increased 150% of the amount due on the last month prior to such expiration.

(G) If any installment of Rent (whether lump sum, monthly installments, or any other monetary amounts required by this Lease to be paid by Lessee and deemed to constitute Rent hereunder) shall not be paid when due and shall remain unpaid for five days after written notice to Lessee, or financial statements required to be delivered hereunder by Lessee remain undelivered when due for five days after written notice to Lessee, Lessor shall have the right to charge Lessee a late charge of $250.00 per month for each month (or portion thereof) that any amount of Rent installment remains
     unpaid    or    such   financial   statements    remain
     undelivered.

(H)  Any   part  of  the  Leased  Premises  (excluding   the
     Building) may be conveyed by Lessor for private or public non-exclusive easement purposes at any time, provided such easement does not interfere with the business of Lessee and provided Lessor has delivered to Lessee written notification, together with a description of the location and reason for such easement, at least 30 days prior to such conveyance. In such event Lessor shall, at its own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased, all to be done without adjustments in Rent to be paid by Lessee. All proceeds from any conveyance of an easement shall belong solely to Lessor.

(I) For the purpose of this Lease, the term "Rent" shall be defined as Rent under Article 4, and any other monetary amounts required by this Lease to be paid by Lessee.

(J) Lessee agrees to cooperate with Lessor to allow Lessor to obtain and use at Lessor's expense promotional photographs of the Leased Premises.

ARTICLE 30.  REMEDIES

   NON-EXCLUSIVITY. Notwithstanding anything contained herein it is the intent of the parties that the rights and remedies contained herein shall not be exclusive but rather shall be cumulative along with all of the rights and remedies of the parties which they may have at law or equity.

ARTICLE 31.  HAZARDOUS MATERIALS INDEMNITY

   Lessee covenants, represents and warrants to Lessor, its successors and assigns, (i) that (except for items normally used by Lessee in the course of restaurant operations and in such case, such items are used and stored in accordance with applicable law or regulation) it has not used or permitted and will not use or permit the Leased Premises to be used, whether directly or through contractors, agents or tenants, and to the best of Lessee's knowledge and except as disclosed to Lessor in writing, the Leased Premises has not at any time been used for the generating, transporting, treating, storage, manufacture, emission of, or disposal of any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances as defined in the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Federal Resource Conservation and Recovery Act of 1976 ("RCRA"), or any other federal, state or local environmental laws, statutes, regulations, requirements and ordinances ("Hazardous Materials"); (ii) that to the best of Lessee's knowledge, there have been no investigations or reports involving Lessee, or the Leased Premises by any governmental authority which in any way pertain to Hazardous Materials (iii) that to the best of Lessee's knowledge the operation of the Leased Premises has not violated and is not currently violating any federal, state or local law, regulation, ordinance or requirement governing Hazardous Materials; (iv) that to the best of Lessee's knowledge the Leased Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other list, schedule, log, inventory or record of Hazardous Materials or hazardous waste sites, whether maintained by the United States Government or any state or local agency; and (v) that the Leased Premises will not contain any formaldehyde, urea or asbestos, except as may have been disclosed in writing to Lessor by Lessee at the time of execution and delivery of this Lease. Lessee agrees to indemnify and reimburse Lessor, its successors and assigns, for:

(a) any loss, damage, expense or cost arising out of or incurred by Lessor which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, and

(b) any and all liability of any kind whatsoever which Lessor may, for any cause and at any time, sustain or incur by reason of Hazardous Materials discovered on the Leased Premises during the term hereof or placed or released on the Leased Premises by Lessee;

together with all attorneys' fees, costs and disbursements incurred in connection with the defense of any action against Lessor arising out of the above. These covenants, representations and warranties shall be deemed continuing covenants, representations and warranties for the benefit of Lessor, and any successors and assigns of Lessor and shall survive expiration or sooner termination of this Lease. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at twelve percent (12%) per annum and shall become immediately due and payable in full on demand of Lessor, its successors and assigns. Lessee shall not be responsible for any liabilities under this Article if the liability results from activities of Lessor or any agent, employee, or contractor of Lessor.

ARTICLE 32.  ESCROWS

     Upon the occurrence of a third default in any twelve month period by Lessee, or upon the request of Lessor's mortgagee, if any, Lessee shall deposit with Lessor on the first day of each and every month, an amount equal to one-twelfth (1/12th) of the estimated annual real estate taxes, assessments and insurance ("Charges") due on the Leased Premises, or such higher amounts reasonably determined by Lessor as necessary to accumulate such amounts to enable Lessor to pay all charges due and owing at least thirty (30) days prior to the date such amounts are due and payable. If Lessee is depositing into such escrow as a result of its third default in any given twelve month period, and Lessee shall not commit a default for a period of 24 months from the commencement of such escrowing, such escrow shall be discontinued unless renewed according to the terms hereof for the occurrence of a third default in any twelve month period, or upon the request of Lessor's mortgagee.

   From time to time out of such deposits Lessor will, upon the presentation to Lessor by Lessee of the bills therefor, pay the Charges or will upon presentation of receipted bills therefor, reimburse Lessee for such payments made by Lessee. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time or the prior payments shall be less than the currently estimated monthly amounts, then Lessee shall pay to Lessor on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Lease, Lessor may, at its option, without being required so to do, apply any Deposit on hand to cure the default, in such order and manner as Lessor may elect.





ARTICLE 33.  NET LEASE

   It is the intent of the parties hereto that this Lease shall be a net lease and that the Rent defined pursuant to
Article 4 should be a net Rent paid to Lessor. Any and all other expenses including but not limited to, maintenance, repair, insurance, taxes, and assessments, shall be paid by Lessee.

ARTICLE 34.  RIGHT OF FIRST REFUSAL

   Lessor, for itself, its successors and assigns, hereby gives and grants to Lessee a right of first refusal (the
"Option") to purchase the Leased Premises, subject to the following terms and conditions:

(A) Duration of Option. The Option and all rights and privileges of Lessee hereunder shall be in force for the term of this Lease until the expiration of Lessee's right to possession.

(B) Manner of Exercising Option. If Lessor shall desire to sell the Leased Premises (subject to the terms of this Lease), Lessor shall give Lessee written notice of Lessor's intention to sell Lessor's interest in the Leased Premises. Such notice ("Lessor's Notice") shall state a price at which (or greater) Lessor intends to sell all or a portion of its interest. For twenty (20) business days following the giving of such notice, Lessee shall have the option to purchase the Lessor's interest at the price in cash stated in the Lessor's Notice. A written notice in substantially the following form, addressed to Lessor and signed by Lessee and given, in accordance with the provisions of Article 29(A) hereof, within the period for exercising the Option, submitted with a bank cashier's check or money order payable to the order of Lessor in the amount of $25,000.00 (the "Earnest Money") shall be an effective exercise of Lessee's Option, to wit:


                        (date)

"We hereby exercise the Option to purchase the property commonly known as Carino's, Lake Charles, Louisiana, pursuant to the Right of First Refusal contained in that certain Net Lease Agreement between us pertaining to said premises."

(C) Terms of Sale if Option Exercised. Upon Lessee's exercise of the Option in accordance with the provisions of subparagraph (B) hereof, Lessor shall be obligated to sell and convey by recordable Act of Cash Sale, good and marketable title to the Leased Premises subject only to the matters affecting title which were of record at the time Lessor came into title to the Leased Premises and those matters which Lessee created, suffered or permitted to accrue during the term hereof, and Lessee shall be obligated to purchase the Premises upon the following terms and conditions:

(i)  Price.   The  price "Purchase Price"  at  which  Lessor
     shall   sell  and  Lessee  shall  purchase  the  Leased
     Premises shall be the price stated in Lessor's Notice.

(ii) Closing. Closing shall be thirty (30) days after the expiration of the twenty days within which Lessee may exercise its Option, unless the parties mutually agree otherwise. The Purchase Price less credit for the Earnest Money shall be tendered in cash or other certified funds by Lessee at Closing.

(iii) Evidence of Title. Not less than ten (10) days prior to closing, Lessee shall obtain a commitment for an TLTA owner's policy of title insurance dated within thirty (30) days of the closing date, issued by a nationally recognized title insurance company selected by Lessor (the "Title Company") in the amount of the Purchase Price determined pursuant to subparagraph
     (C)(i) above, naming Lessee as the proposed insured, and covering the fee simple title to the Leased Premises, and showing Lessor vested with good title to the Leased Premises subject only to the matters affecting title which were of record at the time
     Lessor  came  into  title to the  Leased  Premises  and
     those matters which Lessee created, suffered or permitted to accrue during the term hereof. Such title commitment shall be conclusive evidence of good title.

(iv) Prorations. Lessor shall pay the cost of the aforesaid title policy and any and all state and municipal taxes imposed by law on the transfer of the title to the Leased Premises, or the transaction pursuant to which such transfer occurs. Water, sewer and other utility charges, if any, which are not metered, driveway permit charges, if any, general real estate taxes, and other similar items, shall be adjusted ratably as of the Closing, except to the extent otherwise settled between the parties pursuant to other provisions of this Lease. No portion of the Base Rent paid by Lessee shall be credited toward the Purchase Price but Lessee shall be given a credit for rent prepaid for any period after the Closing.

(v) Escrow Closing. At the election of Lessor or Lessee upon notice to the other party not less than five (5) days prior to the Closing, this sale shall be closed through an escrow with the Title Company, in accordance with the general provisions of the usual form of Act of Cash Sale and Money Escrow Agreement then is use by said company, with such special provisions inserted in the escrow agreement as may be required to conform with this agreement. Upon the creation of such an escrow, anything herein to the contrary notwithstanding, paying of the purchase price and delivery of the Act of Cash Sale shall be made through the escrow. The cost of the escrow shall be divided equally between the Lessor and Lessee. If for any reason other than Lessee's default, the transaction fails to close, the Earnest Money shall be returned to Lessee forthwith.

(vi) Remedies on Default. If Lessee defaults under the provisions of this subparagraph 34(C), Lessor shall have the right to annul the provisions of this paragraph 34 by giving Lessee notice of such election, provided that Lessor has first notified Lessee of such default and Lessee has failed to cure the same within ten (10) days after such notice. Upon Lessor's notice of annulment in accordance herewith, the Earnest Money shall be forfeited and paid to Lessor as liquidated damages, which shall be Lessor's sole and exclusive remedy. If Lessor defaults under the provisions of this subparagraph 34(C) and fails to cure such default within ten (10) days after being notified of the same by Lessee, then in such event, (i) the Earnest Money at Lessee's election and immediately upon its demand shall be returned to Lessee, which return shall not, however, in any way release or absolve Lessor from its obligations hereunder and (ii) Lessee shall be entitled to all remedies (both legal and equitable) the law (both statutory and decisional) of the state in which the Leased Premises are situated provides without first having to tender the balance of the purchase price as a condition precedent thereof and without having to make any election of such remedies.

(D) Effect of Option on Lease. If the Option is exercised, this Lease shall continue in full force and effect until the Closing hereinabove specified. If for any reason such Closing fails to occur, this Lease shall continue in full force and effect, except that if the provisions of this paragraph 34 are annulled by Lessor, in accordance with subparagraph 34(C)(vi), by reason of a default by Lessee, this Lease shall continue but without the provisions of this paragraph 34 being a part hereof.

(E) If Lessee fails to exercise its Option, Lessor shall be free to sell all or any portion of its interest in the Leased Premises for six months following the expiration of the twenty days within which Lessee may exercise its Option, provided that Lessor shall sell its interest or any portion thereof for a price (pro-rata for a partial interest) equal to or greater than the price set forth in Lessor's Notice. This Right of First Refusal shall survive any sale of the Leased Premises and shall apply to any subsequent sale or potential sale by Lessor or its assigns.

ARTICLE 35                  ANNUAL BASE RENT BUY-DOWN

      Annual Base Rent Buy-Down. Lessee may, anytime in the first 18 full months of this Lease, "buy-down" by the payment of up to $300,000, the Annual Base Rent going forward resulting in a corresponding reduction in the Annual Base Rent then payable by the amount of 9.25% of the amount of such Buy-Down. Such reduced Base Rent shall be evidenced by an Amendment to this Lease signed by both Lessee and Lessor, and the reduced Rent shall commence with the first monthly Base Rental payment due after such Buy-Down occurs.

ARTICLE 36.  OPTION TO PURCHASE

   Lessor, for itself, its successors and assigns, hereby gives and grants to Lessee An Option (the "Option") to purchase the Leased Premises at any time during the first three Lease Years, subject to the following terms and conditions:

(A) Duration of Option. The Option and all rights and privileges of Lessee hereunder shall be in force until the earlier of expiration of Lessee's right to possession or the end of the third Lease Year.

(B) Manner of Exercising Option. If Lessee shall desire to purchase the Leased Premises (subject to the terms of this Lease), Lessee shall give Lessor written notice at least 90 days prior to Lessee's requested closing date (and at least 90 days prior to the end of the third Lease Year) of
Lessee's intention to purchase Lessor's interest in the Leased Premises. Such notice ("Lessee's Notice") shall state the price (as further set forth herein) at which Lessee intends to purchase the Leased Premises A written notice in substantially the following form, addressed to Lessor and signed by Lessee and given, in accordance with the provisions of Article 29(A) hereof, within the period for exercising the Option, submitted with a bank cashier's check or money order payable to the order of Lessor in the amount of $25,000.00 (the "Earnest Money") shall be an effective exercise of Lessee's Option, to wit:


                        (date)

"We hereby exercise the Option to purchase the property commonly known as Carino's, Lake Charles, Louisiana, pursuant to the Option to Purchase contained in that certain Net Lease Agreement between us pertaining to said premises."

(C) Terms of Sale if Option Exercised. Upon Lessee's exercise of the Option in accordance with the provisions of subparagraph (B) hereof, Lessor shall be obligated to sell and convey by recordable Act of Cash Sale, good and marketable title to the Leased Premises subject only to the matters affecting title that were of record at the time Lessor came into title to the Leased Premises and those matters which Lessee created, suffered or permitted to accrue during the term hereof, and Lessee shall be obligated to purchase the Premises upon the following terms and conditions:

(i)  Price.   The  price "Purchase Price"  at  which  Lessor
     shall sell and Lessee shall purchase the Leased Premises shall be as follows:

          Lease Year 1 - Lessor reported SEC filed 10-K cost plus 10%

                        Lease Year 2 - Lessor reported SEC
filed 10-K cost plus 12.5%

                        Lease Year 3 - Lessor reported SEC
filed 10-K Cost plus 14.5%

(ii) Closing.   Closing shall be ninety days (90) after  the
     Lessee shall give notice to Lessor of Lessee's intent to exercise its Option, unless the parties mutually agree otherwise. The Purchase Price less credit for the Earnest Money shall be tendered in cash or other certified funds by Lessee at Closing.

(iii) Evidence of Title. Not less than ten (10) days prior to closing, Lessee shall obtain a commitment for an TLTA owner's policy of title insurance dated within thirty
     (30) days of the closing date, issued by a nationally recognized title insurance company selected by Lessor (the "Title Company") in the amount of the Purchase Price determined pursuant to subparagraph (C)(i) above, naming Lessee as the proposed insured, and covering the fee simple title to the Leased Premises, and showing Lessor vested with good title to the Leased Premises subject only to the matters affecting title which were of record at the time Lessor came into title to the Leased Premises and those matters which Lessee created, suffered or permitted to accrue during the term hereof. Such title commitment shall be conclusive evidence of good title.

(iv)    Prorations.   Lessor  shall  pay  the  cost  of  the
     aforesaid title policy and any and all state and municipal taxes imposed by law on the transfer of the title to the Leased Premises, or the transaction pursuant to which such transfer occurs. Water, sewer and other utility charges, if any, which are not metered, driveway permit charges, if any, general real estate taxes, and other similar items, shall be adjusted ratably as of the Closing, except to the extent otherwise settled between the parties pursuant to other provisions of this Lease. No portion of the Base Rent paid by Lessee shall be credited toward the Purchase Price but Lessee shall be given a credit for rent prepaid for any period after the Closing.

(v) Escrow Closing. At the election of Lessor or Lessee upon notice to the other party not less than five (5) days prior to the Closing, this sale shall be closed through an escrow with the Title Company, in accordance with the general provisions of the usual form of Act of Cash Sale and Money Escrow Agreement then is use by said company, with such special provisions inserted in the escrow agreement as may be required to conform with this agreement. Upon the creation of such an escrow, anything herein to the contrary notwithstanding, paying of the purchase price and delivery of the Act of Cash Sale shall be made through the escrow. The cost of the escrow shall be divided equally between the Lessor and Lessee. If for any reason other than Lessee's default, the transaction fails to close, the Earnest Money shall be returned to Lessee forthwith.

(vi) Remedies on Default. If Lessee defaults under the provisions of this subparagraph 36(C), Lessor shall have the right to annul the provisions of this paragraph 36 by giving Lessee notice of such election, provided that Lessor has first notified Lessee of such default and Lessee has failed to cure the same within ten (10) days after such notice. Upon Lessor's notice of annulment in accordance herewith, the Earnest Money shall be forfeited and paid to Lessor as liquidated damages, which shall be Lessor's sole and exclusive remedy. If Lessor defaults under the provisions of this subparagraph 36(C) and fails to cure such default within ten (10) days after being notified of the same by Lessee, then in such event, (i) the Earnest Money at Lessee's election and immediately upon its demand shall be returned to Lessee, which return shall not, however, in any way release or absolve Lessor from its obligations hereunder and (ii) Lessee shall be entitled to all remedies (both legal and equitable) the law (both statutory and decisional) of the state in which the Leased Premises are situated provides without first having to tender the balance of the purchase price as a condition precedent thereof and without having to make any election of such remedies.

(D) Effect of Option on Lease. If the Option is exercised, this Lease shall continue in full force and effect until the Closing hereinabove specified. If for any reason such Closing fails to occur, this Lease shall continue in full force and effect, except that if the provisions of this paragraph 36 are annulled by Lessor, in accordance with subparagraph 36(C)(vi), by reason of a default by Lessee, this Lease shall continue but without the provisions of this paragraph 36 being a part hereof.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

LESSEE:   KONA RESTAURANT GROUP, INC.


          By:/s/ Sheri Strehle    Sheri Strehle
                              [Print Name of Signatory]

          Its: Chief Financial Officer

Witness:

/s/ Mark Burns


/s/ Alton M Langseth


STATE OF TEXAS)
                    )SS.
COUNTY OF TRAVIS)


     The foregoing instrument was acknowledged before me this 1st day of December, 2003, by Sheri Strehle, as CFO of Kona Restaurant Group, Inc. on behalf of said corporation.

 /s/ Melissa Reynolds
      Notary Public


[notary stamp]

LESSOR:



AEI Income & Growth Fund 25 LLC

BY: AEI Fund Management XXI, Inc.

By: /s/ Robert P Johnson
        Robert P. Johnson, President

Witness:

/s/ Michelle Roy


/s/ Barbara J Kochevar


AEI Private Net Lease Millennium Fund Limited Partnership

BY: AEI Fund Management XVIII, Inc.

By:/s/ Robert P Johnson
       Robert P. Johnson, President






Witness:

/s/ Michelle Roy


/s/ Barbara J Kochevar










STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

       BEFORE  ME,  the  undersigned  Notary  Public,   duly
commissioned and qualified within and for the State and County aforesaid,

      Personally came and appeared, Robert P. Johnson, that he is the President of AEI Fund Management XXI, Inc., corporate managing member of AEI Income & Growth Fund 25 LLC, and that as such officer and on behalf of and in the name of such corporation, on December 8, 2003, he signed and executed the above and foregoing instrument, and said appearer acknowledged said instrument to be the free act and deed of said corporation, for the purposes and considerations therein expressed on behalf of said limited liability company.

      IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, a Notary
Public, on this 8 day of December, 2003.


/s/ Michael B Daugherty            [notary stamp]
      Notary Public


STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

       BEFORE  ME,  the  undersigned  Notary  Public,   duly
commissioned and qualified within and for the State and County aforesaid,

      Personally came and appeared, Robert P. Johnson, that he is the President of AEI Fund Management XVIII, Inc., corporate general partner of AEI Private Net Lease Millennium Fund Limited Partnership, and that as such officer and on behalf of and in the name of such corporation, on December 8, 2003, he signed and executed the above and foregoing instrument, and said appearer acknowledged said instrument to be the free act and deed of said corporation, for the purposes and considerations therein expressed, on behalf of said limited partnership.

      IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, a Notary
Public, on this 8 day of December, 2003.


/s/ Michael B Daugherty
     Notary Public                           [notary stamp]





                         EXHIBIT "A"

                      LEGAL DESCRIPTION


     That certain lot or parcel of ground, together with all buildings and improvements thereon, and all rights, way, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, containing approximately 1.572 acres, being Outparcel A-3-2 and a portion of Outparcel A-2 of Lake Charles Power Centre located in Section 15, T10S-R8W, Southwest Land District, Parish of Calcasieu, State of Louisiana, more particularly described as follows:

     Commencing at a found 3/4" iron pipe on the North right-of-way line of Dillard Loop and the Southeast corner of Outparcel A-2, thence proceed North 00 degrees 14 minutes 31 seconds East for a distance of 228.26 feet to a found 3/4 inch iron pipe, said point being the Point of Beginning;

      Thence proceed 89 degrees 12 minutes 36 seconds West for a distance of 304.95 feet to a found 3/4 inch iron pipe; thence proceed North 00 degrees 14 minutes 31 seconds East for a distance of 225.34 feet t a found 3/4 inch iron pipe on the South right-of-way line of Derek Drive; thence proceed along said right-of-way line, 14.85 feet along the arc of a non-tangent curve to the right having a radius of
400.00 feet, a delta angle of 02 degrees 07 minutes 36 seconds, a chord bearing of North 89 degrees 45 minutes 44 seconds East, and a chord distance of 14.85 feet to a set 1/2 inch iron pipe; thence continue along said right-of-way line, South 89 degrees 12 minutes 36 seconds East for a distance of 217.83 feet to a set "x" in concrete; thence continue along said right-of-way line, 73.84 feet along the arc of a tangent curve to the right having a radius of
215.00 feet, a delta angle of 19 degrees 40 minutes 40 seconds, a chord bearing of South 79 degrees 22 minutes 16 seconds East, and a chord distance of 73.48 feet to a set "x" in concrete; thence leaving said right-of-way line, proceed South 00 degrees 14 minutes 31 seconds West for a distance of 213.05 feet back to the Point of Beginning.

      The said Property is bounded on the North by Derek Drive, on the South by property owned, now or formerly, by First Summit Group, L.L.C., on the East by property dedicated to the City of Lake Charles, Louisiana, and on the West by property owned, now or formerly, by Concept Investments, Inc and by property owned, now or formerly, by Ole South Land & Development, L.L.C.